UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2020

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

JPMorgan Facility

On April 9, 2020, FS Energy and Power Fund (the “Company”) entered into Amendment No. 1 and Waiver (the “JPMorgan Amendment”) to that certain Senior Secured Credit Agreement, dated as of August 16, 2018 (as amended, the “JPMorgan Facility”), with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Société Générale, as co-collateral agent, Bank of Montreal, as documentation agent, and the lenders and conduit support providers party thereto. The JPMorgan Amendment reduces revolving loan commitments under the JPMorgan Facility to $185,000,000, which amount is equal to the amount of currently outstanding revolving loans under the JPMorgan Facility. Upon the occurrence of certain events and subject to certain specified thresholds, the JPMorgan Amendment would require the Company to make certain prepayments of outstanding loans and additional reductions of the revolving commitments. The JPMorgan Amendment also reduces the minimum shareholders’ equity the Company is required to maintain as of the end of each fiscal quarter, to $900,000,000 for the fiscal quarters ending in March, June and September of 2020 and $1,150,000,000 for each fiscal quarter thereafter. Additionally, the JPMorgan Amendment restricts the ability of the Company to make most discretionary cash dividends and distributions and other restricted payments.

The Company incurred certain customary fees, costs and expenses in connection with the closing of the JPMorgan Amendment.

The foregoing description of the JPMorgan Amendment is a summary only and is qualified in all respects by the agreement attached hereto as Exhibit 10.01 and incorporated by reference herein.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibit

EXHIBIT NUMBER	DESCRIPTION
10.1	Amendment No. 1 and Waiver, dated as of April 9, 2020, among FS Energy and Power Fund, each of the subsidiary guarantors party thereto, each of the lenders and conduit support providers party thereto, and JPMorgan Chase Bank, N.A.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date:	April 9, 2020	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Amendment No. 1 and Waiver, dated as of April 9, 2020, among FS Energy and Power Fund, each of the subsidiary guarantors party thereto, each of the lenders and conduit support providers party thereto, and JPMorgan Chase Bank, N.A.

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